SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   February 21, 2008

Guangzhou Global Telecom, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	333-130937	59-3565377
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 1802, North Tower, Suntec Plaza,
No. 197 Guangzhou Avenue North
Guangzhou, PRC 510075
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 (44) 1207-245-6131
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

EXPLANATION:  This amendment is being filed to properly label and link all of the exhibits on the exhibit schedule as set forth below.

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01.  Entry into a Material Definitive Agreement.

On July 31, 2007 (the “Issuance Date”), we entered into a Securities Purchase Agreement with Enable Growth Partners LP, Pierce Diversified Strategy Master Fund LLC, and Enable Opportunity Partners LP (individually, the “Investor” and collectively, the “Investors”), whereby the Investors committed to purchase (i) $3,000,000 in Callable Secured Convertible Notes (the “Notes”) with a principal amount aggregating $3,428,571 based on an original issue discount of 12.5% and (ii) warrants to purchase 2,090,582 shares of our common stock (the “Warrants”).

In conjunction with the Securities Purchase Agreement entered into with the Investors, on February 21, 2008, we entered into an Amendment Agreement (the “Amendment Agreement”) with the Investors whereby we amended the conversion price of the Notes to $0.28 and the exercise price of the Warrants to $0.28.  Secondly, pursuant to the terms of the Amendment Agreement, each Investor, severally and not jointly with the other Investor, waived the condition to the Second Closing as defined within the Securities Purchase Agreement that the Registration Statement be declared effective by February 1, 2008, provided that a Registration Statement registering 130% of the Registrable Securities (as defined in the Registration Rights Agreement) has been declared effective prior to the date hereof and shall have thereafter remained effective through and including the date of the Second Closing, as defined within the Securities Purchase Agreement.

Additionally, in conjunction with Amendment Agreement and the effectiveness of our Registration Statement on Form SB-2 on February 4, 2008, the Investors funded the Second Closing, as defined within the Securities Purchase Agreement with a purchase of $1,000,000, which principally aggregates to the amount of $1,142,857 based on an original issue discount of 12.5%.

Midtown Partners & Co. LLC acted as the placement agent for this financing.  They will receive 11% of the aggregate purchase price and 10% of the warrants issued to the Investors, or 836,236 warrants.

The description of the terms of this transaction and the documents referenced hereinabove are qualified by the terms of the actual documents which are contained in the exhibits filed hereto.

Item 2.03.  Creation of a Direct Financial Obligation.

See Item 1.01 of this Current Report.

Item 3.02.  Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report.

Upon closing of the above-referenced transactions, we believe that the offer and sale of these securities will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2) and 4(6) thereof, and Rule 506 of Regulation D of the Securities and Exchange Commission and from various similar state exemptions.  In connection with the sale of these securities, the Company relied on each of the Investors’ written representations that it was either an “accredited investor” as defined in Rule 501(a) of the Securities and Exchange Commission or a “qualified institutional buyer” as defined in Rule 144A(a).   In addition, neither the Company nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None; not applicable.

(b)	Pro Forma Financial Information.

None; not applicable.

(c)	Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement (1)

10.2	Schedule 3.1(g) to the Securities Purchase Agreement

10.3	Schedule 3.1(i) to the Securities Purchase Agreement

10.4	Registration Rights Agreement (1)

10.5	Subsidiary Guarantee (1)

10.6	Security Agreement (1)

10.7	Form of Senior Secured Convertible Debenture (1)

10.8	Form of Common Stock Purchase Warrant (1)

10.9	Amendment Agreement

Incorporated by Reference.

(1)           Incorporated by reference to Form 8-K/A filed on August 8, 2007 (File No. 333-130937)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

             Guangzhou Global Telecom, Inc.

             By: /s/ Li Yankuan
             Li Yankuan
             President

Dated: February 28, 2008